UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) July 31, 2012

TELEFLEX INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code(610) 948-5100

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 31, 2012, Teleflex Incorporated (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the second quarter ended July 1, 2012. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.

In addition to the financial information included in the Press Release that has been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), the Press Release includes certain non-GAAP financial measures. These measures include (i) adjusted diluted earnings per share, which excludes, depending on the period presented, the effect of charges associated with a goodwill impairment, our restructuring programs and asset impairments, losses and other charges related to acquisition costs, gain on sale of businesses and assets, refinancing transactions and costs associated with severance payments and benefits to be provided to our former chief executive officer, charges associated with the amortization of additional interest expense related to an interest rate swap terminated in 2011, intangible amortization expense, the amortization of debt discount on convertible notes and certain tax adjustments; and (ii) constant currency revenue and growth, which exclude the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. Consistent with past practice, adjusted diluted earnings per share has not been adjusted to exclude the benefit resulting from the forfeiture of equity awards. The Press Release includes a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Press Release also includes forecasted constant currency revenue growth, which is also a Non-GAAP measure. A reconciliation of forecasted constant currency revenue growth to GAAP forecasted growth is not included in the Press Release as management is unable to forecast trends in foreign currency exchange rates.

Management believes that these non-GAAP financial measures provide useful information to investors to facilitate the comparison of past and present operations, excluding items that the Company does not believe are indicative of our ongoing operations. In addition, management uses these financial measures for internal managerial purposes, when publicly providing guidance on possible future results and to assist in our evaluation of period-to-period comparisons. However, such non-GAAP measures should be considered in addition to, not as a substitute for, or superior to other financial measures prepared in accordance with GAAP. Additionally, such non-GAAP financial measures as presented by the Company may not be comparable to similarly titled measures reported by other companies.

The information furnished pursuant to Item 2.02 of this Current Report, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

        99.1      Press Release, dated July 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2012	TELEFLEX INCORPORATED

	By:	/s/ Thomas E. Powell
Name: Thomas E. Powell
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 31, 2012